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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 2, 2005


                                  BUNGE LIMITED
             (Exact name of Registrant as specified in its charter)



          Bermuda                        001-16625                98-0231912
(State or other jurisdiction)     (Commission file number)    (I.R.S. employer
      of incorporation)                                      identification no.)

                                 50 Main Street
                          White Plains, New York 10606
               (Address of principal executive offices) (Zip Code)

                                 (914) 684-2800
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4c))

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Item 1.01     Entry into a Material Definitive Agreement
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        Shareholder Approval of Annual Incentive Plan and Material Terms
            of Executive Officer Performance Measures for Purposes of
                  Section 162(m) of the Internal Revenue Code.

         On May 27, 2005, Bunge Limited ("Bunge") held its 2005 annual general meeting of shareholders (the "Annual General Meeting"). At Bunge's Annual General Meeting, Bunge's shareholders approved the Bunge Limited Annual Incentive Plan (the "AIP") under which participating named executive officers of Bunge are eligible to receive annual cash bonuses based upon the achievement of certain pre-established financial and non-financial performance measures relating to Bunge and individual performance measures during the preceding calendar year. The AIP will be administered by the Compensation Committee of the Board of Directors. The maximum amount payable under the AIP to a participant for a calendar year will be $4 million. Payments of bonuses under the AIP are intended to constitute "qualified performance-based compensation" under the provisions of Section 162(m) of the Internal Revenue Code ("Section 162(m)"), which limits the deductibility of compensation in excess of $1 million paid by a publicly traded corporation to certain employees, unless the compensation is "qualified performance-based compensation."

         At the Annual General Meeting, Bunge's shareholders also approved the material terms of executive officer performance measures (as described in the AIP) for use under Bunge's Equity Incentive Plan for purposes of satisfying the qualified performance-based exception under Section 162(m).

         The foregoing description of the AIP does not purport to be complete and is qualified in its entirety by reference to such plan, a copy of which filed as an Exhibit to Bunge's 2004 Annual Report on Form 10-K and is incorporated by reference herein.


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         SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   June 2, 2005.


                                             Bunge Limited
                                             (Registrant)


                                       By:      /s/ Carla L. Heiss
                                             -----------------------------
                                             Name:  Carla L. Heiss
                                             Title: Assistant General Counsel